Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Coca-Cola Bottling Co. Consolidated (the “Company”) on Form 10-Q for the quarter ended March 29, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, J. Frank Harrison, III, Chairman of the Board of Directors and Chief Executive Officer of the Company, and James E. Harris, Senior Vice President, Shared Services and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Frank Harrison, III
J. Frank Harrison, III
Chairman of the Board of Directors and
Chief Executive Officer
May 8, 2015

/s/ James E. Harris
James E. Harris
Senior Vice President, Shared Services and
Chief Financial Officer
May 8, 2015